Exhibit 99.1
Final Transcript
Oct 06, 2010 / 08:45PM GMT, NSR — Neustar Organizational Announcement Conference Call
CORPORATE PARTICIPANTS
Brandon Pugh
NeuStar, Inc. — Senior Director Finance and IR
Jeff Ganek
NeuStar, Inc. — Chairman of the Board and Outgoing CEO
Lisa Hook
NeuStar, Inc. — President and Incoming CEO
Paul Lalljie
NeuStar, Inc. — Senior Vice President and CFO
CONFERENCE CALL PARTICIPANTS
Daniel Meron
RBC Capital Markets — Analyst
Sterling Auty
JPMorgan Chase & Co. — Analyst
Shaul Eyal
Oppenheimer & Co. — Analyst
Scott Sutherland
Wedbush Morgan Securities, Inc. — Analyst
Tom Kucera
Avondale Partners — Analyst
PRESENTATION
Operator
Ladies and gentlemen, thank you for standing by. Welcome to the Neustar investor conference call. The Company’s release made earlier today is available from its website at www.NeuStar.biz.
During the presentation, all participants will be in a listen-only mode. Afterwards, securities analysts and institutional portfolio managers will be invited to participate in a question-and-answer session. (Operator Instructions). As a reminder, this call is being recorded Wednesday, October 6, 2010. A replay of the call will be accessible until midnight October 13 by dialing 877-870-5176 and entering conference ID 574-5972. International callers should dial 858-384-5517. An archive of this call will also be available on the Neustar website at www.NeuStar.biz.
I would now like to turn the conference over to Brandon Pugh, Senior Director of Finance and Investor Relations of Neustar. Please go ahead, sir.
Brandon Pugh — NeuStar, Inc. — Senior Director Finance and IR
Thank you and good afternoon, everyone. Welcome to our impromptu conference call today. Joining us today from Neustar are Jeff Ganek, Chairman and outgoing Chief Executive Officer; Lisa Hook, incoming Chief Executive Officer; and Paul Lalljie, our Chief Financial Officer.
On today’s call, we will begin with comments from Jeff and Lisa, and then proceed to questions from qualified investors and research analysts. Earlier today, Neustar released comments on our expectations for the third quarter, for which Paul is available to answer questions.
Before we begin, I’d like to remind everyone that some of the information discussed on this call, including our projections regarding revenue, EBITDA, and EBITDA margin for the coming year, contain forward-looking statements. These statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements, and we cannot assure you that our expectations will be achieved or that any deviations will not be material.

Final Transcript
Oct 06, 2010 / 08:45PM GMT, NSR — Neustar Organizational Announcement Conference Call
Additional information concerning these risks and uncertainties can be found in the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2010, and other subsequent and current periodic reports filed with the U.S. Securities and Exchange Commission. Neustar assumes no obligation to update any forward-looking statements.
As you listen to today’s call, we may discuss certain non-GAAP financial measures. We encourage you to have our press release in front of you, which can be found on our investor relations website, and includes our financial results, metrics, commentary for the quarter, and the reconciliation of certain non-GAAP measures with the most directly comparable GAAP measures.
With that, I am pleased to introduce Neustar’s Chairman, Jeff Ganek. Jeff?
Jeff Ganek — NeuStar, Inc. — Chairman of the Board and Outgoing CEO
Good afternoon. I appreciate each of you taking the time today to participate in this call about an important transition in the Company.
I believe that, by now, each of you has seen the announcement made by Neustar this afternoon. Speaking on behalf of Neustar’s Board of Directors, it is my pleasure to announce that Lisa Hook has been elected as Neustar’s President and Chief Executive Officer effective Friday, October 15. I will continue in my role as Chairman of the Board.
The genesis of this change occurred three years ago when the Board and I set in motion an executive succession plan. We have been rewarded for our foresight. In her role as President and COO of Neustar, Lisa has played an integral role in the development of our strategy. She helped recruit our management team, she built relationships with our customers, and she led the Company to productive, positive results.
Those demonstrated capabilities and accomplishments make Lisa an ideal choice. In addition, it’s my long-held belief that battle-tested internal candidates for the position of CEO succeed far more often than do outside candidates.
The Company is performing well today. But we should remember that when Lisa arrived in early 2008, the economy was beginning a terrible recession. Despite turmoils in the markets, Neustar has performed well. I credit the team at Neustar, of which Lisa has been a leader.
Operationally, Lisa effectively managed Neustar’s expenses, helped to reorganize our business, and oversaw expansion into new markets. The record demonstrates her leadership and the strength of her insights about the future of technology.
One example of this expansion is Neustar’s selection by the Digital Entertainment Consortium Ecosystem to build and operate the digital content locker for the Hollywood movie studios and their distribution partners. Called UltraVioletTM, it enables consumers to get access to entertainment content they own on the device of their choosing.
Too often, transitions like this occur at a time of crisis or misstep that has put the company under pressure to act. The opposite is the case here. Lisa’s election as CEO comes at a time when Neustar is in strong shape. She is someone who has more than proved to the Board and to me that she has all the right qualities of leadership.
For more than a decade, I personally have participated in the founding and growth of Neustar. We’ve grown by serving market needs that exist because new emerging technologies require a trusted provider of directory and clearinghouse services. Because of what we have built, calls and Internet communications can originate on one network and terminate on another. We have delivered innovation, reliability, and market leadership. Customer satisfaction is unmatched, and as a result, our business is strong.
This business is the foundation for continued growth in the future as the technology trends we serve spread pervasively. Lisa and Neustar face rich opportunities. You will all come to appreciate, as I do, Lisa’s energy, insight, and determination. I’m confident of the future success of Lisa and Neustar.
So, Lisa, congratulations. And with that, I’d like to ask Lisa to say a few words, after which we’ll take a few questions.

Final Transcript
Oct 06, 2010 / 08:45PM GMT, NSR — Neustar Organizational Announcement Conference Call
Lisa Hook — NeuStar, Inc. — President and Incoming CEO
Jeff, thank you so much. Thank you for the vote of confidence in trusting me to succeed you, and on a personal level, thank you for being such a great mentor, friend, and colleague.
Honestly, this is really Jeff’s moment to be recognized as an extraordinary CEO, as an industry luminary and as a visionary. Under Jeff’s stewardship and vision, Neustar evolved from a single solution company to a multifaceted organization that serves as the world’s leading addressing and policy management company across the telephony, Internet, and content industries.
Let me step back and put this into a little perspective. Jeff has grown this Company from a couple of guys in a back room to a well-run $500 million-plus revenue company. This, as you know, is an incredibly rare accomplishment.
Over time, I will be pleased to address Neustar’s future and to outline our plans. But for now, I simply would like to say that I’m honored to have been given this opportunity by the Board of Directors. I’m incredibly grateful to Jeff and thankful that I get to work with him as Chairman. And that as hard as it will be to fill his shoes — well, forget that, we have completely different-sized feet -as daunting as it is to follow Jeff, I’m thrilled by the opportunity and I can’t wait to begin.
So, let’s take some questions.
Brandon Pugh — NeuStar, Inc. — Senior Director Finance and IR
Thank you, Lisa, and thank you, Jeff. We are prepared to take questions, and I should remind you that for those who have questions about the third-quarter expectations released this afternoon, we also have Paul Lalljie on this call.
QUESTION AND ANSWER
Operator
(Operator Instructions). Daniel Meron, RBC Capital Markets.
Daniel Meron — RBC Capital Markets — Analyst
Thank you. You know, Lisa and Jeff, congratulations to you both. I would think that this is going to be a fairly smooth transition, but are there any areas that you guys need to shift between you guys in the next couple of weeks until this [precis] goes into effect or you pretty much run through most of the Company operations over the last three years?
Jeff Ganek — NeuStar, Inc. — Chairman of the Board and Outgoing CEO
Lisa and I have been working as a close collaborative team for the last three years. She knows everything I do. She has been responsible for all operations.
As of October 15, Lisa will take over full executive responsibilities for the leadership of the Corporation. I will be Chairman of the Board and have responsibilities limited to that scope. There is no gray areas or uncertainty. Lisa will be the Chief Executive Officer.
Lisa Hook — NeuStar, Inc. — President and Incoming CEO
(Multiple speakers) If I could just add, as Jeff said, we have become incredible partners, and so, with the miracle of number portability, I know I can reach him at the other end of the phone at any time and continue to rely on his great judgment.

Final Transcript
Oct 06, 2010 / 08:45PM GMT, NSR — Neustar Organizational Announcement Conference Call
Daniel Meron — RBC Capital Markets — Analyst
Okay, great, and just as a follow on, would it be fair to assume that there will be no other operational changes in the Company through the transition as you guys worked as a team for the last three years?
Jeff Ganek — NeuStar, Inc. — Chairman of the Board and Outgoing CEO
There are no other significant executive, organizational, or operational changes envisioned. Again, the announcement today is the result of an orderly, well considered succession plan that the Board and I have been working on diligently for three years.
And this doesn’t — this move reflects no change in strategy. It reflects no change in operational tactics. It reflects no change in our operating environment. This is a natural succession of CEO. This is the right time to do it. And it’s the right time to do it because the Company is in such great shape. There’s no need for immediate changes beyond this.
Daniel Meron — RBC Capital Markets — Analyst
Great, thank you, Jeff. Good luck to both of you. Good — seems like a good [succession] plan. Thank you.
Operator
Sterling Auty, JP Morgan Chase & Co..
Sterling Auty — JPMorgan Chase & Co. — Analyst
Thanks. First, let me start with Jeff. Congratulations on your tenure as CEO. From the founding through to today, you’ve done a great job. Lisa, congratulations on your new position appointment.
Two items. First, a question for Lisa. As you come out of your strategy planning session, as you take the reins of CEO, is there any kind of main project that you feel that you want to put your stamp on as CEO right off the bat?
Lisa Hook — NeuStar, Inc. — President and Incoming CEO
As Jeff said, I think you are looking here at truly a peace-time transition. So I’m looking forward to a continuation of this strategy that we’ve got in place, continued focus on revenue growth and profit expansion.
We have a phenomenal team. We’re going to continue to focus in a laser like way on nurturing the early innovations that we have. And all of that, of course, boils down to a continued focus on building shareholder value.
Sterling Auty — JPMorgan Chase & Co. — Analyst
The follow-up question would be for Paul Lalljie. As you look at the results you put in the press release, the EBITDA number, is that an adjusted EBITDA? Meaning, did you back out the stock-based comp or is that just the GAAP number that’s there, and the reiteration of the full-year, what are you kind of implying here about your feelings around the business outlook into the fourth quarter?
Paul Lalljie — NeuStar, Inc. — Senior Vice President and CFO
Starting with the EBITDA number, the EBITDA range is 43% to 44% for the third quarter, and that is an EBITDA number that is derived from all GAAP numbers, but differently, it includes stock-based compensation.
As you know, historically on a quarterly basis, stock-based comp is roughly around $5 million a given quarter. So that number has $5 million of stock-based comp or thereabouts included.

Final Transcript
Oct 06, 2010 / 08:45PM GMT, NSR — Neustar Organizational Announcement Conference Call
On a full-year basis, our full-year guidance is informed by actuals. As you know, we’ve just gotten through the quarter. We are still closing the books. We are still booking final entries. So we’re not sure as yet where the quarter is going to come out with a level of specificity that can allow us to update the guidance for the full year.
On our October call, specifically what we’re going to do with the revenue range, we’re going to narrow that range to something smaller. We’re going to narrow that range and target the upper end of that range, as we’ve said previously, and that would mean a fourth quarter that is much higher than the third, second, and first quarter. But if we look back at fourth quarter of 2009 as an indicator or a benchmark, you can see that the fourth quarter 2009 was $17 million higher than the third quarter.
I’m not suggesting that this fourth quarter will be that much higher, but we have things in the fourth quarter that represent sales activities, Q1, Q2, Q3. Particularly in our Ultra Services business, a dollar sold in the first month of the year becomes a real matter of revenue in the fourth quarter, and if you take the dollars sold Q1, Q2, Q3, Q4 is automatically higher. That is one aspect of it.
Secondly, there is the revenues that we derive from one-time activities, such as statements of work. Last year, we had about $4 million of statement of work in the fourth quarter only.
And then, the third activity is partnerships that we have that cause deferred revenue or revenues that began in the third quarter, you’ll have a full quarter in the fourth quarter of that type of revenue plus some deferred revenue that comes with those activities.
So essentially, I’ve given you a lot, but it’s basically puts and takes that says the fourth quarter should be much higher than the third and second quarters, and the EBITDA margin includes stock-based compensation for the estimate in the third quarter.
Sterling Auty — JPMorgan Chase & Co. — Analyst
Great, thank you, guys. Congratulations again, Lisa.
Operator
Shaul Eyal, Oppenheimer & Co.
Shaul Eyal — Oppenheimer & Co. — Analyst
Good afternoon, guys. Congratulations of mine as well to both of you, Lisa and Jeff.
Paul, maybe just one little question about this kind of slight provision. Is it coming from the number portability from the NPAC activities or from kind of the rest of the business, the 30%, 35% remaining business, or basically a little bit of each?
Paul Lalljie — NeuStar, Inc. — Senior Vice President and CFO
Shaul, can you repeat the first part of your question, please?
Shaul Eyal — Oppenheimer & Co. — Analyst
I was just asking if kind of the little — the slight adjustment that you say to revenues, is that being derived by the NPAC activities or by the non-number portability activities?

Final Transcript
Oct 06, 2010 / 08:45PM GMT, NSR — Neustar Organizational Announcement Conference Call
Paul Lalljie — NeuStar, Inc. — Senior Vice President and CFO
So, no, I’m not sure I understand what you mean by adjustments to revenue. The range that we’ve given for the third quarter is $129 million to $130 million.
That has the predictable recurring base of the NPAC revenue. That’s about 81 and a quarter. $81.25 million of revenue. That is simply a straight line of the annualized number of 322 divided by four.
The non-NPAC portions of the business, which is the Ultra Services, the statement of work, the business and analytics in Ultra Services partnership is part of external DNS. Those are all parts of the business that has variability to it. Those will — you will see that variability especially in the fourth quarter. To the upside.
Operator
(Operator Instructions). Scott Sutherland, Wedbush Morgan Securities, Inc..
Scott Sutherland — Wedbush Morgan Securities, Inc. — Analyst
Good afternoon and congratulations to both Jeff and Lisa. A couple of questions. First of all, Jeff, what’s your active participation as the Chairman? You know, you’ve had a long experience with the NPAC and working with the SEC and other entities in relation to the NPAC, how can Neustar continue to leverage that experience that you have in the future as Chairman?
Jeff Ganek — NeuStar, Inc. — Chairman of the Board and Outgoing CEO
It’s a good question, and I’m committed to the future prosperity, growth, and profitability of Neustar. I am further committed to Lisa’s success, and Lisa has been driving, running, leading the operations of the business for the last three years.
She is leading the very, very competent team we have focused on our campaign to extend the term of our franchise for the NPAC. They have a powerful strategy. They have a long list of very potent programs that are in place that are being worked. As I’ve looked over her shoulder and seen the campaign Lisa is driving, they are doing 120% of all the right things. I think she will continue to do that.
And I, first of all, enjoy watching people who are so good at what they do. And to the extent that Lisa wants my counsel or advice, I stand ready to make all the time and energy available to support her and her team.
Scott Sutherland — Wedbush Morgan Securities, Inc. — Analyst
Okay, and a quick question for Paul. Do you have an idea what the statement of work revenue was in Q3? And thank you.
Paul Lalljie — NeuStar, Inc. — Senior Vice President and CFO
In Q3, I don’t have the final numbers there yet, but it should be a very small number, sub-million dollars.
Operator
Tom Kucera, Avondale Partners.
Tom Kucera — Avondale Partners — Analyst
This is Tom Kucera for John Bright. Congrats to you guys, and just one quick question first. Was there really an immediate catalyst as to why today making this announcement and making this change?

Final Transcript
Oct 06, 2010 / 08:45PM GMT, NSR — Neustar Organizational Announcement Conference Call
Jeff Ganek — NeuStar, Inc. — Chairman of the Board and Outgoing CEO
Sure. Here is the catalyst. The business is in great shape. And the best time to manage a succession is when your financials are strong; when your operations are performing very, very well; when your management team is intact, development and control of the business; and when you’ve got before you great opportunities that we can go out with competitive advantages that are unmatched in the marketplace.
As I said before, I’ve been doing this for a long time, 13 years. And, you know, every organization needs change. I began working with the Board on succession three years ago. We hired Lisa. Clearly, explicitly saying that at the time, Lisa is a strong candidate, among others, to succeed me as the CEO.
And after just short of three years in place, running the operations of the business, learning our customers, learning our technology, our operations, our business model, our culture, and our management team, the Board and I are highly confident that Lisa is the leader to take Neustar to the next level. And the right time to make the switch is when there are no problems. There are no problems, so Lisa, welcome to the corner office.
Lisa Hook — NeuStar, Inc. — President and Incoming CEO
Thank you.
Tom Kucera — Avondale Partners — Analyst
Makes sense. One quick question for Paul. Is there any visibility in terms of — you have that additional $15 million discount that we built into the NPAC contract. It sounds like you’re assuming — you’re still assuming there will still be the full $15 million discount for 2010.
Paul Lalljie — NeuStar, Inc. — Senior Vice President and CFO
Yes. So, we are assuming that all of the credits will be earned by our customers in this fiscal year. That is the $7.5 million for adding IP attributes and $7.5 million for adding telephone numbers.
Last year, the $7.5 million for adding telephone numbers was not earned, and we are hoping that that will be earned this year, which means we will give our customers all of the $15 million of credit.
Tom Kucera — Avondale Partners — Analyst
And any comment on your confidence there, compared to where it stood last year? That the full discount will be recognized?
Paul Lalljie — NeuStar, Inc. — Senior Vice President and CFO
We still work with our customers. We have disclosed previously that there were some things we were working on to make sure we can get there. We have done those things, so it’s now a matter of timing. Timing that is based on our customers’ priorities, what they’re working on, and we are hoping that they will get there.
Operator
Ladies and gentlemen, that does conclude the question-and-answer session today and our conference. We thank you for your participation.

Final Transcript
Oct 06, 2010 / 08:45PM GMT, NSR — Neustar Organizational Announcement Conference Call
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